Exhibit 10.7

Return to:

TNP SRT Constitution Trail, LLC

c/o Thompson National Properties, LLC

1900 Main Street, Ste. 700

Irvine, CA 92614

Prepared by:

Rebecca K. Hamrin

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI 53202

TAX I.D. # See Exhibit A

ASSIGNMENT OF ASSIGNMENT OF RENTS AND LEASES

M&l Marshall & llsley Bank, a Wisconsin state-chartered bank, having an address of 770 North Water Street, Milwaukee, Wisconsin 53202 (the “Assignor”), the Lender named in the Assignment of Rents and Leases described below (or the successor, by merger or change of name, to the original Lender named below), for and in consideration of the sum of TEN DOLLARS ($10.00) lawful money of the United States of America, paid to it by TNP SRT Constitution Trail, LLC, a Delaware limited liability company, whose address is above (the “Assignee”), the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred and set over, and by these presents does grant, bargain, sell, assign, transfer and set over unto the Assignee and without recourse, representations or warranties of any kind whatsoever, all of the Assignor’s right, title and interest in and to that certain Assignment of Rents and Leases made by Constitution Trail, LLC, a Nebraska limited liability company (“Borrower”) in favor of Assignor dated October 13, 2006 and recorded with the Recorder of Deeds of McLean County, Illinois (“Recorder”) on October 20, 2006 as Document No. 2006-00029355 (“Assignment”), and which Assignment encumbers the real property located in the County of McLean, State of Illinois, legally described as follows:

See Exhibit A attached hereto.

TO HAVE, HOLD, RECEIVE AND TAKE, all and singular the hereditaments and premises hereby and thereby granted, described and assigned, or mentioned and intended so to be, with the appurtenances, unto the Assignee to and for its proper use and benefit forever.

IN WITNESS WHEREOF, the undersigned has executed this instrument by its duly authorized officer, this 28 day of June, 2011.

M&I MARSHALL & ILSLEY BANK

By:	/s/ Michael Martinez
Name:	Michael Martinez
Title:	AVP

By:	/s/ Daniel P. Nillen
Name:	Daniel P. Nillen
Title:	Regional SVP

STATE OF Arizona	)
) SS
COUNTY OF Maricopa	)

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, certify that Michael Martinez and Daniel Nillen, as AVP and SVP, respectively, of M&I Marshall & Ilsley Bank, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that they signed, sealed and delivered the instrument as their free and voluntary act, for the use and purposes therein set forth.

Given under my hand and notarial seal, this 28 day of June, 2011.

/s/ Bethanie M. Anderson
Notary Public
My commission expires: 7/16/14

EXHIBIT A

Legal Description of Mortgaged Property

TRACT NO. 1:

Lots 1, 2, 3, 6 and 8 and Outlots 5, 7,12 and 500, 502, 503 and 504 in the Constitution Trail Subdivision, according to the Plat thereof recorded August 7, 2007 as Document Number 2007-21949, in McLean County, Illinois,

EXCEPTING: The Second Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15763, in McLean County, Illinois.

EXCEPTING:

The Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in McLean County, Illinois.

EXCEPTING:

The First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in McLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

TRACT NO. 2:

Lot 10 and Outlot 508 in the Second Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15763, in McLean County, Illinois.

TRACT NO. 3:

OutLot 509 in the Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in McLean County, Illinois.

TRACT NO. 4:

Lot 20 and Outlots 506 and 507 in the First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in McLEAN COUNTY, ILLINOIS.

TRACT NO. 5:

Lots 9 and Outlot 510 in the Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

14-16-454-001 Lot 1;

14-16-454-002 Lot 2;

14-16-454-004 Lot 3;

14-16-380-001 Lot 6;

14-16-379-004 Lot 8;

14-16-380-002 Outlot 5;

14-16-379-005 Outlot 7;

14-16-379-001 Outlot 12;

14-16-454-003 Outlot 500;

14-16-326-003 Outlot 502;

14-16-326-002 Outlot 503;

14-16-404-001 and 14-16-404-002 Outlot 504 and as underlying land No. for Lot 20 and Outlots 506 and 507;

14-16-379-006 and 14-16-379-007 underlying lands - Lot 10 and Outlot 508 and as unlying lands No. for Lot 9 and Outlots 510

14-16-405-001 Underlying lands 0 Lot 509